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                                                                    Exhibit 10.1

                                     FORM OF
                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

         This Contribution, Conveyance and Assumption Agreement (this "Agreement") dated _____________, 2002 and effective as of _____ a.m., Eastern Time, on ______________, 2002 (the "Effective Time"), is entered into between Kentucky River Coal Corporation, a Virginia corporation ("KRCC") and Kentucky River Properties LLC, a Delaware limited liability company ("KRLLC").

                                    Recitals
                                    --------

         WHEREAS, KRCC has formed KRLLC as a wholly owned subsidiary in connection with the Agreement and Plan of Reorganization dated as of February 14, 2002, among KRCC, KRLLC and KRCC Merger Subsidiary Inc. (the "Reorganization Agreement");

         WHEREAS, after the Merger (as defined in the Reorganization Agreement), KRLLC is to become the operating company for the current KRCC business and to assume all KRCC's assets and liabilities;

         WHEREAS, in accordance with the Reorganization Agreement and in order for KRLLC to assume all of KRCC's existing assets and liabilities, KRCC must transfer all of its assets and liabilities to KRCC after the effective date of the Merger but no later than November 30, 2002;

         WHEREAS, in accordance with the Reorganization Agreement and in consideration for the contribution of all of KRCC's assets and liabilities to KRLLC, upon consummation of the Merger, KRLLC will issue in the name of KRCC, as the surviving corporation in the Merger, that number of KRLLC Units (as defined in the Reorganization Agreement) equal to the total number of KRCC Common Shares (as defined in the Reorganization Agreement) held by all of the KRCC Majority Shareholders (as defined in the Reorganization Agreement) immediately prior to the effective time of the Merger less the number of KRLLC Units held by KRCC immediately prior to the effective time of the Merger (the "KRLLC Membership Interest").

         NOW, THEREFORE, in consideration of the foregoing and the mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

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                                    Article I

               Contribution and Transfer of Assets and Liabilities

         Section 1.1 Contribution of KRCC Assets to KRLLC. KRCC hereby grants, contributes, transfers, assigns and conveys to KRLLC, its successors and assigns, all of KRCC's right, title and interest in and to the KRCC Assets (as defined below)(the "Contribution"), and KRLLC hereby accepts the KRCC Assets as a contribution to the capital of KRLLC in exchange for the KRLLC Membership Interest. In order to give full effect to the Contribution, KRCC, as grantor, and KRLLC, as grantee, shall execute a Special Warranty Deed in the form attached hereto as Exhibit A.

         Section 1.2 Assumption of KRCC Liabilities and Obligations by KRLLC. In connection with the Contribution, KRLLC hereby undertakes, assumes and agrees to duly and timely pay, perform and discharge all existing obligations, duties and liabilities (the "KRCC Liabilities") as of the Effective Date of this Agreement, to the full extent that KRCC would be obligated to pay, perform and discharge such KRCC Liabilities in the future, were it not for the execution and delivery of this Agreement (the "Assumption").

         Section 1.3 Assets. For purposes of this Agreement, "KRCC Assets" shall mean all of the assets and properties of KRCC of every kind, character, and description, whether tangible, intangible, real, personal, or mixed and wherever located , excluding therefrom the KRLLC Membership Interest.

                                   ARTICLE II

                                  Title Matters

         Section 2.1 Encumbrances. The Contribution is made expressly subject to all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the KRCC Assets and operations thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the KRCC Assets, including, without limitation, (a) all matters that a current on-the-ground survey or visual inspection of the KRCC Assets would reflect, and (b) the KRCC Liabilities.

         Section 2.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

            (a) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, KRLLC ACKNOWLEDGES AND AGREES THAT KRCC HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR

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CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN,
PAST OR PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY KRCC), REGARDING (1) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE KRCC ASSETS INCLUDING WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE KRCC ASSETS, (2) THE INCOME TO BE DERIVED FROM THE KRCC ASSETS,
(3) THE SUITABILITY OF THE KRCC ASSETS FOR ANY AND ALL ACTIVITIES AND USES WHICH KRLLC MAY CONDUCT THEREON, (4) THE COMPLIANCE OF OR BY THE KRCC ASSETS OR THEIR OPERATIONS WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (5) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE KRCC ASSETS. KRLLC ACKNOWLEDGES AND AGREES THAT KRLLC HAS HAD THE OPPORTUNITY TO INSPECT THE KRCC ASSETS AND KRLLC IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE KRCC ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY KRCC. KRCC IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE KRCC ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. KRLLC ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE KRCC ASSETS AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS", "WHERE IS" BASIS WITH ALL FAULTS AND THE KRCC ASSETS ARE GRANTED, CONTRIBUTED, TRANSFERRED, ASSIGNED AND CONVEYED BY KRCC AND ACCEPTED BY KRLLC SUBJECT TO THE FOREGOING. THIS PARAGRAPH SHALL SURVIVE SUCH GRANT, CONTRIBUTION, TRANSFER, ASSIGNMENT AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 2.2 (a) ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF KRCC, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE KRCC ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

         (b) KRCC and KRLLC agree that the disclaimers contained in Section 2.2(a) are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "contribute," "transfer," "assign," and "convey," or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

         (c) The Contribution of the KRCC Assets made under this Agreement is made with full rights of substitution and subrogation of KRLLC, and all persons claiming by, through and under KRLLC, to the extent assignable, in and to all covenants and

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warranties by the predecessors-in-title of KRCC, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the KRCC Assets.

         (d) Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement. In this Agreement, "laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

                                   Article III
                               Further Assurances

         Section 3.1 Further Assurances. From time to time after the date hereof, and without any further consideration, KRCC and KRLLC shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully and effectively to vest in KRLLC and its successors and assigns beneficial and record title to the interests hereby contributed and assigned to KRLLC or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

         Section 3.2 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                                   Article IV
                                  Miscellaneous

         Section 4.1 Headings; References; Interpretation. All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to articles, sections, and exhibits shall, unless the context requires a different construction, be deemed to be references to the articles, sections and exhibits of this Agreement, respectively, and all such exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not

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be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

         Section 4.2 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

         Section 4.3 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

         Section 4.4 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         Section 4.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, shall apply.

         Section 4.6 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

         Section 4.7 Integration. This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement that contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

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         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                  KENTUCKY RIVER COAL CORPORATION

                                  ____________________________________
                                  By: Fred N. Parker
                                  Title: President and Chief Executive Officer

                                  KENTUCKY RIVER PROPERTIES LLC

                                  ____________________________________
                                  By: Fred N. Parker
                                  Title: President

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